UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

ANNUAL REPORT December 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by portfolio managers David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Insight North America, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Global Fixed Income Fund’s (the “fund”) Class A shares achieved a total return of −1.74%, Class C shares returned −2.49%, Class I shares returned −1.47%, and Class Y shares returned −1.39%.1 In comparison, the Bloomberg Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of −1.39% for the same period.2

Global bond markets produced mildly negative returns during the period as inflation picked up due to strong economic growth and pandemic-related economic effects. The fund’s performance relative to the Index proved mixed, with the positive effects of overweight exposure to spread product and underweight duration positioning generally matched by the negative effects of foreign currency exposures.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets, generally, and up to 7% of its net assets in any single, emerging market country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

Riskier Assets Outperform Despite Rising Inflation

Global bond markets were primarily driven during the period by the economic effects of the COVID-19 pandemic, along with fiscal and monetary responses to the crisis. As the year began, economies began to emerge from pandemic-related lockdowns, supported by vaccine deployment, aggressive government stimulus programs and accommodative monetary policies. At the same time, inflationary pressures began to climb, fueled by high levels of consumer spending, pandemic-related supply-chain bottlenecks, and improvements in housing and labor. Initially expected to be transitory, inflation proved more persistent than expected, gradually leading to a more hawkish stance from developed market central banks. Bond yields proved volatile in this environment of uncertainty, generally rising during the first quarter of 2021, easing somewhat during the spring and early summer, then rising again from September through November, before trending sideways in the final month of the year. On average, however, yields rose during the period, putting downward pressure on bond prices, which generally move in the opposite direction of yields.

While bond prices across the board were challenged by rising yields, investors favored riskier assets in the prevailing environment of strong economic growth and accommodative monetary policy. High yield corporate bonds produced relatively strong returns, supported by better-than-expected corporate earnings. Many asset-backed securities benefited from increased consumer spending, rising home prices and bottlenecks in the automobile supply chain that caused used and rental vehicle values to climb. Conversely, investment-grade corporate bonds tended to underperform, as did long-term government securities. Concerns that the U.S. Federal Reserve may taper its mortgage bond-buying program in response to inflationary pressures took a toll on mortgage-backed securities. Shorter-duration instruments tended to outperform their longer-duration counterparts as bond prices contracted.

Asset Allocations Provide Mixed Performance

The fund maintained overweight exposure to spread product throughout the review period, which contributed positively to performance relative to the Index. Returns benefited from overweight exposure to high yield corporate bonds, particularly higher-quality issues with prospects for upgrades to investment grade. Among asset-backed securities, the fund focused on auto loan receivables and collateralized loan obligations, while among commercial mortgage-backed securities, the fund emphasized the higher-quality part of the capital structure. Relative performance was further bolstered by underweight exposure to the underperforming mortgage-backed sector, and overweight exposure to Asian emerging-market issues, particularly Chinese local currency bonds. From a duration perspective, the fund’s underweight positioning proved additive to returns in the United States and the UK, although duration positioning in Australia detracted slightly.

Relatively few positions significantly undermined the fund’s relative performance. Overweight exposure to Italian securities, particularly in the fourth quarter of the year, weakened returns when central bank tightening disproportionately affected Italian spreads. Foreign currency exposure also detracted from returns, particularly during the first half of the period, due to investments in South Africa, South Korea, Mexico and Russia. While the use of derivatives to hedge currency exposure failed to fully insulate the fund from these effects, credit and interest-rate hedges proved more effective. The positive impact of underweight exposure to the euro and the Swedish krona further mitigated the fund’s foreign exchange exposure.

Keeping a Close Watch on Inflation

As of December 31, 2021, we see inflation as the key issue facing global bond investors. The same forces that drove interest rates higher in 2021 remain in play as we begin a new year. Although central banks have been generally restrained in their response so far, keeping a cautious eye on the trajectory of the pandemic in light of new variants of the COVID-19

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

virus, hawkish rhetoric has increased. Conditions on the ground are likely to determine how aggressively they act to withdraw liquidity in the coming months.

We believe central banks are likely to withdraw liquidity at a measured pace, leaving room for the continued outperformance of spread product despite tightening conditions. The fund is positioned to take advantage these conditions, with moderated, but continued, overweight exposure to spread product. Specifically, while we have taken profits in the fund’s investment-grade corporate position, reducing it to an underweight position, the fund continues to maintain overweight exposure to spread sectors, including high yield, asset-backed securities and commercial mortgages. The fund continues to maintain its underweight duration position.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet. — The Bloomberg Global Aggregate Index (Hedged) is a flagship measure of global, investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $10,000 in the Bloomberg Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $1,000,000 in the Bloomberg Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Fixed Income Fund on 12/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	-6.17%	2.37%	2.95%
without sales charge	12/2/09	-1.74%	3.32%	3.43%
Class C shares
with applicable redemption charge †	12/2/09	-3.42%	2.55%	2.66%
without redemption	12/2/09	-2.49%	2.55%	2.66%
Class I shares	1/1/94	-1.47%	3.61%	3.73%
Class Y shares	7/1/13	-1.39%	3.67%	3.78%	††
Bloomberg Global Aggregate Index ( Hedged )		-1.39%	3.39%	3.49%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.02	$7.72	$2.56	$2.21
Ending value (after expenses)	$994.20	$990.00	$995.30	$995.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.08	$7.83	$2.60	$2.24
Ending value (after expenses)	$1,021.17	$1,017.44	$1,022.63	$1,022.99
†

Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.54% for Class C, .51% for Class I and .44% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7%
Australia - .2%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		4,264,572
Austria - .5%
Austria, Sr. Unscd. Bonds	EUR	0.03	2/20/2031	13,400,000	[b]	15,157,594
Belgium - .5%
Belgium, Sr. Unscd. Bonds, Ser. 90	EUR	0.40	6/22/2040	11,600,000	[b]	12,579,668
Bermuda - .3%
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A		1.68	2/20/2046	7,933,333	[b]	7,732,117
Canada - 3.2%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	8,900,000	[b]	6,938,405
Canada, Bonds	CAD	1.00	9/1/2026	19,000,000		14,811,574
Canada, Bonds	CAD	1.50	6/1/2031	16,500,000		13,105,301
Canada, Bonds	CAD	2.00	12/1/2051	21,200,000		18,050,243
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	9,020,000	[b]	7,069,250
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/2023	584,336	[b]	463,141
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	2,813,018	[b]	2,238,237
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	5,684,027	[b]	4,535,269
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	7,825,000	[b]	6,126,277
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	6,325,000	[b]	5,004,348
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	9,345,000	[b]	7,338,959
MBarc Credit Canada, Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	7,200,000	[b]	5,636,371
					91,317,375
Cayman Islands - 4.9%
Avery Point VII CLO, Ser. 2015-7A, Cl. AR2, 3 Month LIBOR +.96%		1.08	1/15/2028	5,879,629	[b,c]	5,880,234
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A1R, 3 Month LIBOR +1.16%		1.28	10/23/2034	8,155,000	[b,c]	8,154,291
Bain Capital Credit CLO, Ser. 2020-5A, Cl. A1, 3 Month LIBOR +1.22%		1.35	1/20/2032	3,275,000	[b,c]	3,275,374
Buckhorn Park CLO, Ser. 2019-1A, Cl. B1R, 3 Month LIBOR +1.65%		1.77	7/18/2034	7,550,000	[b,c]	7,525,591
Carlyle US CLO, Ser. 2017-1A, Cl. A2R, 3 Month LIBOR +1.60%		1.73	4/20/2031	7,850,000	[b,c]	7,832,471

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
Cayman Islands - 4.9% (continued)
Cent 21 CLO, Ser. 2014-21A, Cl. A1R3, 3 Month LIBOR +.97%		1.10	7/27/2030	7,600,000	[b,c]	7,600,973
Columbia Cent 30 CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%		1.44	1/20/2034	7,625,000	[b,c]	7,642,698
DP World Salaam, Jr. Sub. Notes		6.00	10/1/2025	6,725,000	[d]	7,287,156
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +.97%		1.09	4/15/2031	6,975,000	[b,c]	6,977,469
Dryden XXVI Senior Loan Fund CLO, Ser. 2013-26A, Cl. AR, 3 Month LIBOR +.90%		1.02	4/15/2029	7,757,295	[b,c]	7,758,249
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%		0.87	4/15/2029	7,783,409	[b,c]	7,784,374
Magnetite XIX CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%		1.17	4/17/2034	7,000,000	[b,c]	6,974,198
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%		1.23	7/20/2031	8,025,000	[b,c]	8,029,269
MF1 CLO, Ser. 2021-FL7, CI. AS, 1 Month LIBOR +1.45%		1.56	10/16/2036	5,500,000	[b,c]	5,488,620
Milos CLO, Ser. 2017-1A, Cl. AR, 3 Month LIBOR +1.07%		1.20	10/20/2030	7,150,000	[b,c]	7,150,736
Race Point IX CLO, Ser. 2015-9A, CI. A1A2, 3 Month LIBOR +.94%		1.06	10/15/2030	7,150,000	[b,c]	7,150,772
RIN IV CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%		1.43	4/20/2033	5,225,000	[b,c]	5,225,261
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%		1.13	1/20/2029	7,150,000	[b,c]	7,149,571
TCI-Flatiron CLO, Ser. 2017-1A, CI. AR, 3 Month LIBOR +.96%		1.12	11/18/2030	1,300,000	[b,c]	1,300,328
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%		1.12	4/15/2034	7,975,000	[b,c]	7,929,455
Vale Overseas, Gtd. Notes		6.25	8/10/2026	1,307,000		1,514,793
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%		1.18	4/15/2031	4,025,000	[b,c]	4,026,159
					139,658,042
Chile - .1%
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	2,156,000	[b]	2,202,343
China - 5.3%
China, Bonds, Ser. 1827	CNY	3.25	11/22/2028	191,700,000		30,878,768
China, Unscd. Bonds	CNY	3.81	9/14/2050	542,850,000		91,307,396
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	178,000,000		28,685,388
					150,871,552

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
Colombia - .2%
Ecopetrol, Sr. Unscd. Notes		5.88	11/2/2051	5,225,000		4,903,506
Egypt - .1%
Egypt, Sr. Unscd. Notes		7.30	9/30/2033	3,530,000	[b]	3,260,237
France - 3.2%
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000	[e]	8,318,951
Electricite de France, Jr. Sub. Notes	EUR	2.63	12/1/2027	12,600,000	[d]	14,424,213
France, Bonds	EUR	0.75	5/25/2028	51,050,000		61,600,560
Orano, Sr. Unscd. Notes	EUR	2.75	3/8/2028	2,700,000		3,208,435
Orano, Sr. Unscd. Notes	EUR	4.88	9/23/2024	1,250,000		1,579,652
					89,131,811
Germany - 6.5%
Bundesobligation, Bonds, Ser. 184	EUR	-0.62	10/9/2026	100,000,000		116,389,356
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	-0.24	8/15/2031	6,775,000		7,853,009
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.75	2/15/2024	14,000,000		16,770,059
Bundesrepublik Deutschland Bundesanleihe, Sr. Unscd. Bonds	EUR	0.15	8/15/2052	13,175,000		14,210,226
Bundesschatzanweisungen, Bonds	EUR	-0.62	9/15/2023	25,000,000		28,783,525
					184,006,175
Ghana - .1%
Ghana, Sr. Unscd. Notes		8.63	4/7/2034	2,109,000	[b]	1,720,385
Hungary - .1%
Hungary, Sr. Unscd. Notes		7.63	3/29/2041	1,765,000		2,890,738
Indonesia - .4%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	5,100,000		5,596,218
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Sr. Unscd. Notes		3.00	6/30/2030	4,640,000	[e]	4,611,858
					10,208,076
Ireland - 1.0%
AerCap Global Aviation Trust, Gtd. Notes		3.00	10/29/2028	12,955,000		13,148,267
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	11,796,000	[e]	13,225,748
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		3,129,253
					29,503,268
Italy - 1.8%
Italy, Sr. Unscd. Notes		2.88	10/17/2029	15,400,000		15,755,770
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	0.95	12/1/2031	12,210,000	[b]	13,628,532

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
Italy - 1.8% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.45	9/1/2050	18,075,000	[b]	22,678,350
					52,062,652
Ivory Coast - .1%
Ivory Coast, Sr. Unscd. Notes	EUR	4.88	1/30/2032	3,650,000	[b]	4,008,212
Japan - 9.6%
Japan (10 Year Issue), Bonds, Ser. 336	JPY	0.50	12/20/2024	3,319,950,000		29,373,015
Japan (10 Year Issue), Bonds, Ser. 348	JPY	0.10	9/20/2027	2,945,650,000		25,859,577
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	9,023,250,000		79,861,023
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	8,242,600,000		66,792,507
Japan Government Ten Year Bond, Bonds, Ser. 364	JPY	0.10	9/20/2031	4,900,000,000		42,732,369
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	2,187,754	[b]	2,197,536
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	4,261,415	[b]	4,320,632
OSCAR US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	6,750,000	[b]	6,932,872
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[b]	9,767,317
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	2,175,000		2,681,173
					270,518,021
Kazakhstan - .1%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	2,025,000		2,075,372
Luxembourg - .7%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	3,650,000		4,222,105
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		6,965,850
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	2,625,000		2,639,411
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	4,775,000	[b]	4,801,215
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	1,300,000	[b,e]	1,311,733
					19,940,314
Malaysia - .3%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	37,430,000		9,177,621
Mexico - 2.9%
Alsea, Gtd. Notes		7.75	12/14/2026	15,175,000	[b]	15,750,664
Banco Santander Mexico, Sr. Unscd. Notes		5.38	4/17/2025	4,750,000	[b]	5,189,660
Braskem Idesa, Sr. Scd. Notes		6.99	2/20/2032	2,580,000	[b]	2,593,932

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
Mexico - 2.9% (continued)
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	3,950,000		3,996,887
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	821,500,000	[e]	40,587,729
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000	[e]	5,990,162
Petroleos Mexicanos, Gtd. Notes		6.70	2/16/2032	8,348,000	[b,e]	8,447,967
					82,557,001
Netherlands - 1.2%
Airbus, Sr. Unscd. Notes	EUR	2.38	6/9/2040	8,000,000		10,216,526
Braskem Netherlands Finance, Gtd. Notes		5.88	1/31/2050	3,750,000	[b]	4,327,144
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000		8,257,160
Equate Petrochemical, Gtd. Notes		2.63	4/28/2028	3,400,000	[b]	3,412,750
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,559,153
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,200,000		2,544,194
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	685,000		829,570
					33,146,497
Norway - .3%
Equinor, Gtd. Notes		3.25	11/18/2049	7,350,000		7,805,953
Philippines - .5%
Philippine, Sr. Unscd. Notes	EUR	0.14	2/3/2023	8,600,000		9,790,346
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000		3,470,281
					13,260,627
Qatar - .3%
Qatar Energy, Sr. Unscd. Notes		2.25	7/12/2031	9,550,000	[b]	9,484,095
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	2,725,000	[b]	3,370,703
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	2,670,000	[b]	3,068,354
Romania, Unscd. Notes	EUR	2.75	4/14/2041	3,435,000	[b]	3,504,045
					9,943,102
Russia - 1.7%
Russia, Bonds, Ser. 6228	RUB	7.65	4/10/2030	3,805,000,000		48,930,206
Senegal - .1%
Senegal, Sr. Unscd. Notes	EUR	5.38	6/8/2037	3,500,000	[b]	3,791,729
Serbia - .3%
Serbia, Sr. Unscd. Notes	EUR	2.05	9/23/2036	8,125,000	[b]	8,493,026
Singapore - .3%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		7,126,732
South Korea - 1.8%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		9,663,591
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		6,305,618

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
South Korea - 1.8% (continued)
Korea Treasury Bond, Sr. Unscd. Bonds, Ser. 5103	KRW	1.88	3/10/2051	47,385,950,000		36,222,463
					52,191,672
Spain - 2.5%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	6,800,000	[e]	8,168,427
Lorca Telecom Bondco, Sr. Scd. Bonds	EUR	4.00	9/18/2027	8,300,000	[b]	9,627,126
Spain, Bonds	EUR	0.60	10/31/2029	42,550,000	[b]	49,707,668
Spain, Sr. Unscd. Bonds	EUR	1.25	10/31/2030	3,385,000	[b]	4,132,832
					71,636,053
Supranational - .9%
Africa Finance, Sr. Unscd. Notes		2.88	4/28/2028	4,950,000	[b]	4,921,538
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	7,720,000		8,548,202
The African Export-Import Bank, Sr. Unscd. Notes		3.80	5/17/2031	4,075,000	[b]	4,173,085
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	7,500,000		7,977,675
					25,620,500
Thailand - .9%
Thailand, Bonds	THB	2.88	12/17/2028	312,520,000		10,080,326
Thailand, Sr. Unscd. Bonds	THB	2.13	12/17/2026	492,750,000		15,353,289
					25,433,615
United Arab Emirates - .2%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	2,460,000	[b]	2,916,692
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	3,550,000		3,660,167
					6,576,859
United Kingdom - 3.4%
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		6,772,338
BP Capital Markets, Gtd. Bonds	EUR	3.63	3/22/2029	8,200,000	[d]	10,053,522
Brass No. 10, Ser. 10-A, Cl. A1		0.67	4/16/2069	3,440,524	[b]	3,431,068
British American Tobacco, Sub. Notes	EUR	3.00	12/27/2026	6,500,000	[d]	7,280,440
Gemgarto, Ser. 2021-1A, Cl. A, 3 Month SONIO +.59%	GBP	0.64	12/16/2067	6,324,616	[b,c]	8,586,562
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A		2.28	12/22/2069	5,600,000	[b]	5,664,103
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	5,850,000	[b]	5,596,285
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	1,900,000		1,817,597
United Kingdom Gilt, Bonds	GBP	0.25	7/31/2031	8,850,000		11,194,514
United Kingdom Gilt, Bonds	GBP	0.38	10/22/2026	27,400,000		36,318,703
					96,715,132

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8%
7-Eleven, Sr. Unscd. Notes		2.80	2/10/2051	6,325,000	[b]	5,880,722
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	4,500,000		4,645,926
Ally Financial, Jr. Sub. Notes, Ser. B		4.70	5/15/2026	9,315,000	[d,e]	9,693,422
Ally Financial, Sub. Notes		5.75	11/20/2025	1,315,000		1,484,445
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,934,365	[b]	4,121,847
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	2,790,000		3,114,967
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,784,721
Arbor Multifamily Mortgage Securities Trust, Ser. 2021-MF3, CI. A5		2.57	10/15/2054	3,850,000	[b]	3,968,428
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		5,369,030
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	2,330,000		2,666,494
AT&T, Sr. Unscd. Notes	EUR	2.05	5/19/2032	2,150,000	[e]	2,665,568
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	2,763,000		3,501,064
Bank, Ser. 2019-BN19, Cl. A2		2.93	8/15/2061	7,850,000		8,187,167
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		1.07	11/15/2034	6,400,000	[b,c]	6,387,453
Berry Global, Sr. Scd. Notes		1.57	1/15/2026	3,815,000		3,737,365
BF Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		1.31	12/15/2035	7,500,000	[b,c]	7,514,156
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. A, 1 Month LIBOR +.80%		0.91	12/15/2036	8,250,205	[b,c]	8,252,981
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +.90%		1.01	8/15/2036	9,620,000	[b,c]	9,527,627
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		1.18	12/15/2037	8,350,000	[b,c]	8,371,380
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	8,575,000	[b]	8,938,545
Capital One Financial, Sub. Notes		2.36	7/29/2032	7,585,000		7,188,819
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	1,360,000		1,366,962
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,523,594
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,131,913
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	4,600,000		4,567,222
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	4,105,000	[b]	4,208,590
Centene, Sr. Unscd. Notes		3.00	10/15/2030	4,250,000		4,327,520
Centene, Sr. Unscd. Notes		3.38	2/15/2030	4,415,000		4,503,543

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8% (continued)
CF Hippolyta, Ser. 2020-1, Cl. A1		1.69	7/15/2060	7,446,873	[b]	7,394,048
CF Hippolyta, Ser. 2021-1A, Cl. A1		1.53	3/15/2061	6,249,995	[b]	6,139,684
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		1.06	11/15/2036	5,750,000	[b,c]	5,741,645
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		1.23	6/15/2034	8,934,784	[b,c]	8,932,090
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.61	6/15/2034	3,375,363	[b,c]	3,358,072
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	2,765,000		2,964,075
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	4,225,000		4,501,083
Cheniere Energy Partners, Gtd. Notes		4.00	3/1/2031	5,935,000		6,234,035
Cigna, Gtd. Notes		4.38	10/15/2028	8,825,000		10,036,424
CIT Group, Sub. Notes		6.13	3/9/2028	6,025,000	[e]	7,283,502
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B		4.35	10/10/2047	3,925,000		4,134,066
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A3		3.78	4/10/2047	8,873,176		9,233,789
Crown Americas, Gtd. Notes		4.75	2/1/2026	4,325,000		4,438,812
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	2,575,000	[e]	2,995,037
CyrusOne, Gtd. Notes		2.90	11/15/2024	1,280,000	[e]	1,322,579
CyrusOne, Gtd. Notes		3.45	11/15/2029	3,400,000		3,692,553
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	2,025,000		2,642,595
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	6,055,000	[b]	5,952,529
DataBank Issuer, Ser. 2021-2A, CI. A2		2.40	10/25/2051	7,930,000	[b]	7,869,661
DaVita, Gtd. Notes		3.75	2/15/2031	7,640,000	[b]	7,457,710
Dell International, Sr. Unscd. Notes		6.02	6/15/2026	4,650,000		5,380,042
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	2,750,000		2,854,808
Diamondback Energy, Gtd. Notes		3.13	3/24/2031	8,130,000		8,387,656
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,977,399
Dollar Tree, Sr. Unscd. Notes		4.20	5/15/2028	2,050,000		2,286,513
Domino's Pizza Master Issuer, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,596,875	[b]	5,641,508
DT Auto Owner Trust, Ser. 2020-1A, Cl. B		2.16	5/15/2024	4,401,538	[b]	4,415,983
Elanco Animal Health, Sr. Unscd. Notes		5.90	8/28/2028	4,325,000		5,022,968
Eli Lilly & Co., Sr. Unscd. Bonds	EUR	1.38	9/14/2061	5,625,000		5,854,094

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8% (continued)
Energy Transfer, Jr. Sub. Bonds, Ser. A	6.25	2/15/2023	3,080,000	[d,e]	2,683,635
Energy Transfer, Jr. Sub. Bonds, Ser. F	6.75	5/15/2025	2,275,000	[d]	2,283,531
Energy Transfer, Sr. Unscd. Notes	4.00	10/1/2027	2,775,000		2,981,879
EQT, Sr. Unscd. Notes	3.00	10/1/2022	9,165,000	[e]	9,269,344
EQT, Sr. Unscd. Notes	3.13	5/15/2026	5,250,000	[b]	5,395,766
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C	0.98	6/15/2026	6,160,000		6,139,593
Federal Agricultural Mortgage Corporation Mortgage Trust, Ser. 2021-1, CI. A	2.18	1/25/2051	6,599,211	[b]	6,568,369
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	2.05	1/25/2051	2,112,712	[b,c,f]	2,105,249
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	6,365,000	[f]	6,553,386
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%	0.54	8/25/2025	3,964,074	[c,f]	3,984,579
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T	4.50	6/25/2057	2,963,866	[f]	3,203,870
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D	4.00	3/25/2058	4,630,453	[f]	4,907,713
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D	4.00	10/25/2058	3,262,818	[f]	3,472,548
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	3,090,951	[f]	3,163,527
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	6,211,621	[f]	6,407,077
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2	3.50	5/25/2029	5,000,000	[f]	5,296,328
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C	2.75	9/25/2029	5,525,487	[f]	5,722,252

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8% (continued)
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	6,710,014
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,664,457	[f]	8,110,487
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	4,280,000		5,096,996
First Republic Bank, Sr. Unscd. Notes		1.91	2/12/2024	2,725,000		2,754,895
Ford Motor, Sr. Unscd. Notes		3.25	2/12/2032	4,645,000		4,765,770
Ford Motor, Sr. Unscd. Notes		4.75	1/15/2043	5,640,000		6,235,161
GLP Capital, Gtd. Notes		5.38	4/15/2026	6,780,000	[e]	7,558,819
Government National Mortgage Association, Ser. 2013-H26, Cl. HA		3.50	9/20/2063	55,863		56,135
HCA, Gtd. Notes		3.50	9/1/2030	5,160,000		5,463,795
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000		1,938,885
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,601,227
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		3,260,646
Hertz Vehicle Financing III, Ser. 2021-2A, CI. A		1.68	12/27/2027	15,400,000	[b]	15,205,111
Hilton Domestic Operating, Gtd. Notes		3.63	2/15/2032	4,475,000	[b]	4,458,912
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		1.11	11/15/2036	6,984,195	[b,c]	6,978,113
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		1.11	7/17/2037	1,577,777	[b,c]	1,579,859
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-C16, Cl. A3		3.88	12/15/2046	2,590,521		2,653,392
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF		5.00	8/1/2024	4,636,000	[d]	4,766,388
KeyCorp, Sr. Unscd. Notes		2.25	4/6/2027	8,320,000		8,462,661
Kraft Heinz Foods, Gtd. Notes		3.88	5/15/2027	1,830,000		1,978,824
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	1,445,000		1,818,667
Lennar, Gtd. Notes		4.75	11/29/2027	5,275,000	[e]	5,978,741
Lennar, Gtd. Notes		5.25	6/1/2026	1,625,000		1,824,306
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	6,810,000	[b]	6,752,932
Life Mortgage Trust, Ser. 2021-BMR Cl. A, 1 Month LIBOR +.70%		0.81	3/15/2038	4,350,000	[b,c]	4,345,877
Marriott International, Sr. Unscd. Notes, Ser. EE		5.75	5/1/2025	4,375,000		4,928,341

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8% (continued)
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	6,612,000	[b]	6,952,088
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	3,070,000		3,472,723
Morgan Stanley, Sr. Unscd. Notes	EUR	1.10	4/29/2033	12,700,000		14,475,208
Morgan Stanley Capital I Trust, Ser. 2019-H7, Cl. A3		3.01	7/15/2052	6,825,000		7,172,767
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	9,750,000		10,607,596
Mozart Debt Merger Sub, Sr. Scd. Notes		3.88	4/1/2029	11,850,000	[b]	11,831,869
MPT Operating Partnership, Gtd. Bonds	EUR	0.99	10/15/2026	5,125,000		5,798,958
New Economy Assets Phase 1 Sponsor, Ser. 2021-1, Cl. A1		1.91	10/20/2061	6,180,000	[b]	6,069,213
NRG Energy, Gtd. Notes		3.63	2/15/2031	7,360,000	[b]	7,188,586
Occidental Petroleum, Sr. Unscd. Notes		3.00	2/15/2027	3,480,000		3,535,871
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A		1.75	9/14/2035	7,975,000	[b]	7,939,806
Pioneer Natural Resources, Sr. Unscd. Notes		1.90	8/15/2030	3,150,000		2,995,300
Prologis, Sr. Unscd. Notes		2.25	4/15/2030	4,535,000		4,562,952
Purewest Funding, Ser. 2021-1, Cl. A1		4.09	12/22/2036	5,575,000	[b]	5,567,317
Rocket Mortgage, Gtd. Notes		3.63	3/1/2029	5,900,000	[b]	5,930,591
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C		2.77	8/21/2023	3,600,000	[b]	3,630,018
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[b]	6,856,650
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[b]	6,437,815
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[b]	8,245,472
SLM, Sr. Unscd. Notes		4.20	10/29/2025	1,900,000		1,987,505
Spirit Realty, Gtd. Notes		3.20	2/15/2031	4,505,000		4,662,264
Spirit Realty, Gtd. Notes		4.00	7/15/2029	2,645,000		2,908,930
SpringCastle America Funding, Ser. 2020-AA, Cl. A		1.97	9/25/2037	4,971,388	[b]	4,954,065
Stellantis Finance US, Gtd. Notes		2.69	9/15/2031	5,585,000	[b,e]	5,498,120
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	2,135,000	[b]	2,351,521
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B		2.41	12/20/2022	13,400,000	[b]	13,546,222
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	2,400,000	[b]	2,406,280

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8% (continued)
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	5,775,000	[b]	5,739,051
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	5,625,000		6,236,148
T-Mobile USA, Gtd. Notes		4.75	2/1/2028	4,175,000		4,401,410
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A		2.93	1/17/2036	8,031,621	[b]	8,082,336
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,493,763	[b]	7,677,002
TRP, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,917,862	[b]	6,860,634
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	7,325,720	[b]	7,300,541
U.S. Treasury Bonds		2.00	8/15/2051	8,825,000		8,998,742
U.S. Treasury Bonds		3.38	11/15/2048	74,550,000	[g]	97,570,224
U.S. Treasury Bonds		4.50	2/15/2036	43,675,000	[e]	60,039,477
U.S. Treasury Bonds		5.00	5/15/2037	55,600,000		80,947,953
U.S. Treasury Notes		0.25	9/30/2023	12,000,000	[e]	11,916,563
U.S. Treasury Notes		1.13	2/15/2031	16,000,000	[e]	15,531,875
United Rentals North America, Gtd. Notes		4.00	7/15/2030	5,175,000		5,324,739
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	10,694,829	[b]	10,593,889
VASA Trust, Ser. 2021-VASA, CI. B, 1 Month LIBOR +1.25%		1.36	7/15/2039	9,725,000	[b,c]	9,723,210
VB-S1 Issuer, Ser. 2020-1A, CI. C2		3.03	6/15/2050	3,645,000	[b]	3,748,379
VICI Properties, Gtd. Notes		3.50	2/15/2025	4,466,000	[b]	4,537,702
VICI Properties, Gtd. Notes		4.25	12/1/2026	2,550,000	[b]	2,659,102
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4		3.31	6/15/2052	8,200,000		8,840,936
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		1.26	2/15/2040	4,567,835	[b,c]	4,582,521
Western Midstream Operating, Sr. Unscd. Notes		4.50	3/1/2028	2,450,000		2,671,823
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	1,810,000		1,971,905
Western Midstream Operating, Sr. Unscd. Notes		5.30	2/1/2030	3,040,000	[e]	3,347,116
Yum! Brands, Sr. Unscd. Notes		4.63	1/31/2032	9,225,000		9,819,413
Federal National Mortgage Association:
2.00%				29,650,000	[f,h]	29,560,961
2.50%				42,750,000	[f,h]	43,618,565
3.00%				35,595,000	[f,h]	36,877,893

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.7% (continued)
United States - 42.8% (continued)
3.50%			28,600,000	[f,h]	30,110,149
				1,213,075,997
Total Bonds and Notes (cost $2,820,775,150)			2,822,978,447
	Annualized Yield (%)
Short-Term Investments - 3.3%
U.S. Government Securities
U.S. Treasury Bills	0.24	12/1/2022	64,000,000	[i]	63,835,328
U.S. Treasury Bills	0.05	4/21/2022	29,500,000	[i]	29,493,916
Total Short-Term Investments (cost $93,357,898)			93,329,244
	1-Day Yield (%)		Shares
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $37,499,781)	0.07		37,499,781	[j]	37,499,781

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.7%
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $103,702,938)	0.07	103,702,938	[j] 103,702,938
Total Investments (cost $3,055,335,767)		108.0%	3,057,510,410
Liabilities, Less Cash and Receivables		(8.0%)	(225,664,513)
Net Assets		100.0%	2,831,845,897

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities were valued at $819,070,968 or 28.92% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $135,253,348 and the value of the collateral was $189,081,372, consisting of cash collateral of $103,702,938 and U.S. Government & Agency securities valued at $85,378,434. In addition, the value of collateral may include pending sales that are also on loan.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a broker as collateral for open over-the-counter derivative contracts.

h Purchased on a forward commitment basis.

i Security is a discount security. Income is recognized through the accretion of discount.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	38.3
U.S. Treasury Securities	13.0
Commercial Mortgage Pass-Through Certificates	6.3
Investment Companies	5.0
U.S. Government Agencies Mortgage-Backed	4.9
Asset-Backed Certificates/Auto Receivables	4.7
Collateralized Loan Obligations Debt	4.6
Energy	4.0
Real Estate	3.8
Asset-Backed Certificates	3.6
Banks	2.9
Health Care	2.4
Diversified Financials	2.0
Utilities	1.9
U.S. Government Agencies Collateralized Mortgage Obligations	1.9
Telecommunication Services	1.5
Retailing	1.2
Supranational Bank	.9
Consumer Discretionary	.7
Food Products	.7
Automobiles & Components	.6
Agriculture	.5
U.S. Government Agencies Collateralized Municipal-Backed Securities	.4
Commercial & Professional Services	.4
Chemicals	.4
Aerospace & Defense	.4
Materials	.3
Technology Hardware & Equipment	.2
Information Technology	.2
Media	.1
Insurance	.1
Metals & Mining	.1
108.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	53,690,253	2,231,841,232	(2,248,031,704)	37,499,781	58,478
Investment of Cash Collateral for Securities Loaned - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.7%	25,276,054	907,230,390	(828,803,506)	103,702,938	108,452	††
Total - 5.0%	78,966,307	3,139,071,622	(3,076,835,210)	141,202,719	166,930

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

December 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	481	3/15/2022	48,810,592[a]	48,701,823	(108,769)
Australian 3 Year Bond	3,497	3/15/2022	290,018,185[a]	290,425,544	407,359
Euro-Bond	159	3/8/2022	31,203,097[a]	31,021,654	(181,443)
Futures Short
Long Gilt	535	3/29/2022	90,776,546[a]	90,446,241	330,305
U.S. Treasury 10 Year Notes	2,519	3/22/2022	327,663,005	328,650,781	(987,776)
U.S. Treasury 5 Year Notes	1,423	3/31/2022	171,454,111	172,149,645	(695,534)
U.S. Treasury Ultra Long Bond	217	3/22/2022	42,577,733	42,776,125	(198,392)
Gross Unrealized Appreciation				737,664
Gross Unrealized Depreciation				(2,171,914)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	52,369,646	British Pound	39,040,000	2/16/2022	(463,548)
United States Dollar	2,377,823	Thai Baht	79,600,000	3/16/2022	(4,386)
United States Dollar	9,294,978	Malaysian Ringgit	39,420,000	3/16/2022	(137,100)
United States Dollar	2,534,209	Australian Dollar	3,500,000	2/16/2022	(12,522)
United States Dollar	50,079,129	Russian Ruble	3,771,960,000	3/16/2022	705,643
United States Dollar	84,935,202	Canadian Dollar	108,630,000	2/16/2022	(935,930)
United States Dollar	6,866,882	Swedish Krona	62,420,000	2/16/2022	(43,395)
Mexican Peso	35,968,612	United States Dollar	1,705,857	3/16/2022	27,477
United States Dollar	47,425,343	Mexican Peso	1,023,628,612	3/16/2022	(1,903,503)
United States Dollar	38,309,034	Chinese Yuan Renminbi	244,715,000	3/16/2022	4,245
United States Dollar	10,511,756	Euro	9,290,000	2/16/2022	(74,874)
United States Dollar	11,927,032	Taiwan Dollar	328,220,000	3/16/2022	63,463
Hungarian Forint	2,296,340,000	United States Dollar	7,005,095	3/16/2022	17,800
United States Dollar	7,001,037	Hungarian Forint	2,296,340,000	3/16/2022	(21,858)
South Korean Won	1,354,230,000	United States Dollar	1,137,100	3/16/2022	472
United States Dollar	52,624,549	South Korean Won	61,924,885,000	3/16/2022	606,783
Citigroup
Indian Rupee	875,500,000	United States Dollar	11,484,829	3/16/2022	194,481
United States Dollar	15,812,408	Indian Rupee	1,209,333,000	3/16/2022	(320,288)
United States Dollar	7,172,428	Singapore Dollar	9,780,000	3/16/2022	(82,136)
Goldman Sachs
United States Dollar	1,762,582	South Korean Won	2,097,120,000	3/16/2022	972
HSBC
United States Dollar	102,320,695	Chinese Yuan Renminbi	653,325,000	3/16/2022	56,935

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities
United States Dollar	246,369,263	Japanese Yen	28,220,286,570	2/16/2022	950,529
Euro	59,500,000	United States Dollar	67,506,722	2/16/2022	297,849
United States Dollar	691,209,643	Euro	610,415,101	2/16/2022	(4,402,696)
British Pound	1,690,000	United States Dollar	2,282,447	2/16/2022	4,646
United States Dollar	2,639,026	British Pound	1,970,000	2/16/2022	(26,993)
United States Dollar	22,554,049	Thai Baht	755,290,000	3/16/2022	(49,698)
United States Dollar	11,796,556	Chinese Yuan Renminbi	75,340,000	3/16/2022	3,724
United States Dollar	1,142,884	Canadian Dollar	1,450,000	2/16/2022	(3,329)
Gross Unrealized Appreciation					2,935,019
Gross Unrealized Depreciation					(8,482,256)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $135,253,348)—Note 1(c):
Unaffiliated issuers	2,914,133,048	2,916,307,691
Affiliated issuers	141,202,719	141,202,719
Cash denominated in foreign currency	6,948,437	6,995,016
Dividends, interest and securities lending income receivable		14,182,767
Cash collateral held by broker—Note 4		11,731,580
Receivable for shares of Beneficial Interest subscribed		6,092,022
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,935,019
Tax reclaim receivable—Note 1(b)		6,234
Prepaid expenses		98,461
		3,099,551,509
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,168,257
Cash overdraft due to Custodian		12,914
Payable for investment securities purchased		140,190,965
Liability for securities on loan—Note 1(c)		103,702,938
Payable for shares of Beneficial Interest redeemed		11,857,259
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		8,482,256
Payable for futures variation margin—Note 4		1,909,819
Trustees’ fees and expenses payable		44,795
Interest payable—Note 2		169
Other accrued expenses		336,240
		267,705,612
Net Assets ($)		2,831,845,897
Composition of Net Assets ($):
Paid-in capital		2,831,564,210
Total distributable earnings (loss)		281,687
Net Assets ($)		2,831,845,897

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	115,561,431	31,266,320	2,434,543,708	250,474,438
Shares Outstanding	5,375,684	1,490,941	112,605,457	11,569,591
Net Asset Value Per Share ($)	21.50	20.97	21.62	21.65

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

Investment Income ($):
Income:
Interest (net of $51,172 foreign taxes withheld at source)	59,064,555
Dividends from affiliated issuers	58,478
Income from securities lending—Note 1(c)	108,452
Total Income	59,231,485
Expenses:
Investment advisory fee—Note 3(a)	11,842,950
Shareholder servicing costs—Note 3(c)	2,041,828
Custodian fees—Note 3(c)	307,426
Distribution fees—Note 3(b)	291,222
Trustees’ fees and expenses—Note 3(d)	237,460
Administration fee—Note 3(a)	210,887
Prospectus and shareholders’ reports	176,993
Professional fees	139,114
Registration fees	123,366
Loan commitment fees—Note 2	60,831
Chief Compliance Officer fees—Note 3(c)	14,276
Interest expense—Note 2	169
Miscellaneous	101,390
Total Expenses	15,547,912
Investment Income—Net	43,683,573
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	47,167,347
Net realized gain (loss) on futures	3,904,610
Net realized gain (loss) on options transactions	1,629,695
Net realized gain (loss) on forward foreign currency exchange contracts	65,418,360
Net realized gain (loss) on swap agreements	(4,607,210)
Net Realized Gain (Loss)	113,512,802
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(194,420,336)
Net change in unrealized appreciation (depreciation) on futures	(3,499,410)
Net change in unrealized appreciation (depreciation) on options transactions	(150,559)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(949,301)
Net change in unrealized appreciation (depreciation) on swap agreements	(2,225,406)
Net Change in Unrealized Appreciation (Depreciation)	(201,245,012)
Net Realized and Unrealized Gain (Loss) on Investments	(87,732,210)
Net (Decrease) in Net Assets Resulting from Operations	(44,048,637)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	43,683,573	52,849,521
Net realized gain (loss) on investments	113,512,802	52,009,428
Net change in unrealized appreciation (depreciation) on investments	(201,245,012)	114,091,027
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,048,637)	218,949,976
Distributions ($):
Distributions to shareholders:
Class A	(5,999,014)	(2,620,941)
Class C	(1,700,610)	(904,693)
Class I	(135,772,228)	(62,108,568)
Class Y	(13,741,101)	(6,375,541)
Total Distributions	(157,212,953)	(72,009,743)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	36,085,613	76,103,343
Class C	1,431,842	3,706,226
Class I	706,249,738	818,802,204
Class Y	67,046,161	84,464,680
Distributions reinvested:
Class A	5,655,094	2,430,740
Class C	1,527,498	783,675
Class I	117,373,296	52,978,720
Class Y	13,237,424	5,772,701
Cost of shares redeemed:
Class A	(36,656,461)	(58,361,788)
Class C	(16,830,156)	(15,019,318)
Class I	(781,429,324)	(1,211,993,298)
Class Y	(59,093,051)	(146,402,848)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	54,597,674	(386,734,963)
Total Increase (Decrease) in Net Assets	(146,663,916)	(239,794,730)
Net Assets ($):
Beginning of Period	2,978,509,813	3,218,304,543
End of Period	2,831,845,897	2,978,509,813

	Year Ended December 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,601,821	3,316,077
Shares issued for distributions reinvested	260,180	105,765
Shares redeemed	(1,626,690)	(2,601,246)
Net Increase (Decrease) in Shares Outstanding	235,311	820,596
Class Ca
Shares sold	64,857	166,387
Shares issued for distributions reinvested	71,946	34,660
Shares redeemed	(762,380)	(677,934)
Net Increase (Decrease) in Shares Outstanding	(625,577)	(476,887)
Class Ib
Shares sold	31,084,042	36,144,246
Shares issued for distributions reinvested	5,366,057	2,301,974
Shares redeemed	(34,534,421)	(54,256,977)
Net Increase (Decrease) in Shares Outstanding	1,915,678	(15,810,757)
Class Yb
Shares sold	2,948,109	3,717,049
Shares issued for distributions reinvested	604,538	251,029
Shares redeemed	(2,605,774)	(6,397,666)
Net Increase (Decrease) in Shares Outstanding	946,873	(2,429,588)

[a]

During the period ended December 31, 2021, 219 Class C shares representing $4,932 were automatically converted to 215 Class A shares and during the period ended December 31, 2020, 209 Class C shares representing $4,724 were automatically converted to 205 Class A shares.

[b]

During the period ended December 31, 2020, 5,376 Class A shares representing $117,794 were exchanged for 5,354 Class I shares, 363,622 Class I shares representing $8,327,955 were exchanged for 363,304 Class Y shares and 4,990 Class Y shares representing $117,371 were exchanged for 5,020 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.07	21.90	20.35	21.35	21.03
Investment Operations:
Investment income—net[a]	.27	.32	.35	.53	.38
Net realized and unrealized gain (loss) on investments	(.67)	1.38	1.29	(.77)	.47
Total from Investment Operations	(.40)	1.70	1.64	(.24)	.85
Distributions:
Dividends from investment income—net	(.23)	(.53)	(.09)	(.76)	(.42)
Dividends from net realized gain on investments	(.94)	-	-	-	(.11)
Total Distributions	(1.17)	(.53)	(.09)	(.76)	(.53)
Net asset value, end of period	21.50	23.07	21.90	20.35	21.35
Total Return (%)[b]	(1.74)	7.77	8.06	(1.13)	4.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.78	.78	.82	.84
Ratio of net investment income to average net assets	1.20	1.45	1.62	2.50	1.87
Portfolio Turnover Rate	134.26[c]	107.96[c]	157.34[c]	99.05	95.96
Net Assets, end of period ($ x 1,000)	115,561	118,603	94,609	139,986	175,020

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2021, 2020 and 2019 were 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.62	21.56	20.14	21.22	20.94
Investment Operations:
Investment income—net[a]	.10	.17	.18	.38	.24
Net realized and unrealized gain (loss) on investments	(.66)	1.32	1.29	(.78)	.45
Total from Investment Operations	(.56)	1.49	1.47	(.40)	.69
Distributions:
Dividends from investment income—net	(.15)	(.43)	(.05)	(.68)	(.30)
Dividends from net realized gain on investments	(.94)	-	-	-	(.11)
Total Distributions	(1.09)	(.43)	(.05)	(.68)	(.41)
Net asset value, end of period	20.97	22.62	21.56	20.14	21.22
Total Return (%)[b]	(2.49)	6.93	7.25	(1.82)	3.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.55	1.53	1.54	1.56
Ratio of net investment income to average net assets	.45	.76	.85	1.80	1.15
Portfolio Turnover Rate	134.26[c]	107.96[c]	157.34[c]	99.05	95.96
Net Assets, end of period ($ x 1,000)	31,266	47,875	55,903	65,001	78,980

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2021, 2020 and 2019 were 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.18	21.98	20.38	21.38	21.06
Investment Operations:
Investment income—net[a]	.34	.40	.40	.60	.47
Net realized and unrealized gain (loss) on investments	(.68)	1.37	1.31	(.78)	.44
Total from Investment Operations	(.34)	1.77	1.71	(.18)	.91
Distributions:
Dividends from investment income—net	(.28)	(.57)	(.11)	(.82)	(.48)
Dividends from net realized gain on investments	(.94)	-	-	-	(.11)
Total Distributions	(1.22)	(.57)	(.11)	(.82)	(.59)
Net asset value, end of period	21.62	23.18	21.98	20.38	21.38
Total Return (%)	(1.47)	8.07	8.33	(.79)	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.52	.51	.52	.53
Ratio of net investment income to average net assets	1.50	1.77	1.88	2.82	2.18
Portfolio Turnover Rate	134.26[b]	107.96[b]	157.34[b]	99.05	95.96
Net Assets, end of period ($ x 1,000)	2,434,544	2,565,548	2,780,618	2,669,871	2,689,270

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2021, 2020 and 2019 were 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Class Y Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.20	22.00	20.39	21.39	21.06
Investment Operations:
Investment income—net[a]	.35	.43	.42	.61	.48
Net realized and unrealized gain (loss) on investments	(.68)	1.35	1.30	(.78)	.45
Total from Investment Operations	(.33)	1.78	1.72	(.17)	.93
Distributions:
Dividends from investment income—net	(.28)	(.58)	(.11)	(.83)	(.49)
Dividends from net realized gain on investments	(.94)	-	-	-	(.11)
Total Distributions	(1.22)	(.58)	(.11)	(.83)	(.60)
Net asset value, end of period	21.65	23.20	22.00	20.39	21.39
Total Return (%)	(1.39)	8.13	8.39	(.75)	4.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45	.45	.45	.45	.48
Ratio of net investment income to average net assets	1.55	1.87	1.94	2.87	2.23
Portfolio Turnover Rate	134.26[b]	107.96[b]	157.34[b]	99.05	95.96
Net Assets, end of period ($ x 1,000)	250,474	246,484	287,175	259,212	248,986

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2021, 2020 and 2019 were 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s sub-investment adviser. Effective September 1, 2021 (the “Effective Date”), Insight North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to the Sub-Adviser is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of the Sub-Adviser and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	234,788,675	-	234,788,675

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Collateralized Loan Obligations	-	130,856,093	-	130,856,093
Commercial Mortgage-Backed	-	177,656,043	-	177,656,043
Corporate Bonds	-	714,511,943	-	714,511,943
Foreign Governmental	-	1,083,731,757	-	1,083,731,757
Investment Companies	141,202,719	-	-	141,202,719
U.S. Government Agencies Collateralized Mortgage Obligations	-	53,618,320	-	53,618,320
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	12,643,214	-	12,643,214
U.S. Government Agencies Mortgage-Backed	-	140,167,568	-	140,167,568
U.S. Treasury Securities	-	368,334,078	-	368,334,078
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,935,019	-	2,935,019
Futures††	737,664	-	-	737,664
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(8,482,256)	-	(8,482,256)
Futures††	(2,171,914)	-	-	(2,171,914)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result

NOTES TO FINANCIAL STATEMENTS (continued)

of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank of New York Mellon earned $14,785 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLO”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the

NOTES TO FINANCIAL STATEMENTS (continued)

subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,815,034, undistributed capital gains $9,313,444, accumulated other losses $12,693,798 and unrealized appreciation $1,847,007.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $77,078,429 and $72,009,743 and long-term capital gains $80,134,524 and $0, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2021 was approximately $16,438 with a related weighted average annualized interest rate of 1.03%.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Prior to September 1, 2021, Mellon served as the fund’s sub-investment adviser and, as of September 1, 2021, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Pursuant to separate sub-investment advisory agreements between the Adviser and Mellon and the Adviser and the Sub-Adviser, the Adviser previously paid Mellon and currently pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10%

of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $210,887 during the period ended December 31, 2021.

During the period ended December 31, 2021, the Distributor retained $1,832 from commissions earned on sales of the fund’s Class A shares and $1,497 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2021, Class C shares were charged $291,222 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2021, Class A and Class C shares were charged $292,023 and $97,074, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest

NOTES TO FINANCIAL STATEMENTS (continued)

in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2021, the fund was charged $28,817 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2021, the fund was charged $307,426 pursuant to the custody agreement.

During the period ended December 31, 2021, the fund was charged $14,276 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $990,180, administration fees of $20,863, Distribution Plan fees of $20,682, Shareholder Services Plan fees of $31,473, custodian fees of $96,000, Chief Compliance Officer fees of $3,627 and transfer agency fees of $5,432.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended December 31, 2021, amounted to $3,996,702,111 and $3,847,540,441, respectively, of which $933,914,626 in purchases and $935,037,513 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or

NOTES TO FINANCIAL STATEMENTS (continued)

losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Purchase and write options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. At December 31, 2021, there were no options purchase or written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks,

NOTES TO FINANCIAL STATEMENTS (continued)

to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At December 31, 2021, there were no outstanding interest rate swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At December 31, 2021, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	737,664	[1]	Interest rate risk	(2,171,914)	[1]
Foreign exchange risk	2,935,019	[2]	Foreign exchange risk	(8,482,256)	[2]
Gross fair value of derivative contracts	3,672,683			(10,654,170)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	3,904,610		1,988,126		-		(3,702,554)		2,190,182
Foreign exchange	-		(358,431)		65,418,360		-		65,059,929
Credit	-		-		-		(904,656)		(904,656)
Total	3,904,610		1,629,695		65,418,360		(4,607,210)		66,345,455

NOTES TO FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(3,499,410)		(150,559)		-		(2,225,406)		(5,875,375)
Foreign exchange	-		-		(949,301)		-		(949,301)
Total	(3,499,410)		(150,559)		(949,301)		(2,225,406)		(6,824,676)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	737,664	(2,171,914)
Forward contracts	2,935,019	(8,482,256)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,672,683	(10,654,170)
Derivatives not subject to
Master Agreements	(737,664)	2,171,914
Total gross amount of assets
and liabilities subject to
Master Agreements	2,935,019	(8,482,256)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	1,425,883		(1,425,883)	-		-
Citigroup	194,481		(194,481)	-		-
Goldman Sachs	972		-	-		972
HSBC	56,935		-	-		56,935
J.P. Morgan Securities	1,256,748		(1,256,748)	-		-
Total	2,935,019		(2,877,112)	-		57,907

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(3,597,116)		1,425,883	1,230,000		(941,233)
Citigroup	(402,424)		194,481	-		(207,943)
J.P. Morgan Securities	(4,482,716)		1,256,748	749,950		(2,476,018)
Total	(8,482,256)		2,877,112	1,979,950		(3,625,194)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2021:

Average Market Value ($)
Interest rate futures	1,418,307,823
Interest rate options contracts	10,321,335
Foreign currency options contracts	158,970
Forward contracts	1,496,885,979

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2021:

Average Notional Value ($)
Interest rate swap agreements	117,287,385
Credit default swap agreements	110,787,905

At December 31, 2021, the cost of investments for federal income tax purposes was $3,055,728,792; accordingly, accumulated net unrealized

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments inclusive of derivative contracts was $1,850,280, consisting of $54,338,366 gross unrealized appreciation and $52,488,086 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Fixed Income Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments, futures and forward foreign currency exchange contracts, as of December 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 68.16% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1065 as a short-term capital gain dividend and $.1313 per share as a long-term capital gain distribution paid on March 31, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2175 as a short-term capital gain dividend and $.4892 per share as a long-term capital gain distribution paid on December 22, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6940AR1221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,200 in 2020 and $52,200 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,530 in 2020 and $ 5,530 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 18, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: February 18, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)